Exhibit 10.2

Execution Version

LIMITED CONSENT AND WAIVER TO
LOAN AND SECURITY AGREEMENT

LIMITED CONSENT AND WAIVER TO LOAN AND SECURITY AGREEMENT, dated as of July 23, 2021 (this “Consent”), among AVEPOINT US, LLC (f/k/a Athena Technology Merger Sub 2, LLC), a Delaware corporation (the “Original Borrower”), AVEPOINT, INC. (f/k/a Apex Technology Acquisition Corporation), a Delaware corporation (“Holdings”), the other guarantors party hereto, and HSBC VENTURES USA INC. (together with its successors and assigns, “Bank”).

WHEREAS, the Loan Parties and Bank are party to that certain Loan and Security Agreement dated as of April 7, 2020 (as amended by that certain Limited Consent and First Amendment to Loan and Security Agreement, dated as of July 1, 2021, and in effect immediately prior to the date hereof, the “Existing Agreement”, and as the Existing Agreement shall be further amended, restated, modified or supplemented from time to time, the “Agreement”), providing for extensions of credit to be made by Bank to Borrower from time to time;

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of July 23, 2021 (the “Combination Agreement”), by and between the Original Borrower and Holdings, the Original Borrower will merge with and into Holdings, with Holdings as the surviving corporation (in such capacity, the “New Borrower”) (such transactions collectively being referred to herein as the “Combination” and the date of the closing of such transactions being referred to herein as the “Combination Effective Date”);

WHEREAS, the Original Borrower has requested that Bank consent to (a) the Combination and (b) the assumption by the New Borrower of all obligations of the Original Borrower under the Agreement and the other Loan Documents (the “Assumption”) pursuant to that certain Assignment and Assumption Agreement, dated as of the date hereof (the “Assignment Agreement”), substantially in the form of Annex A hereto; and

WHEREAS, the Original Borrower has requested that Bank waive any Default or Event of Default that has arisen or could arise under the Loan Documents directly as a result of the Combination or the Assumption (collectively, the “Specified Defaults”).

WHEREAS, subject to the terms and conditions herein, Bank has agreed to (a) consent to the Combination and the Assumption and (b) waive the Specified Defaults, as set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1.    Definitions. Except as otherwise expressly defined herein, terms defined in the Existing Agreement are used herein as defined therein.

Section 2.    Limited Consent.

(a)    Subject to the satisfaction of the terms and conditions set forth in Section 4(a) hereof, Bank hereby consents to the Combination and the Assumption, and all other actions taken by or necessary or permissible to be taken by Holdings or the Loan Parties related thereto, whether occurring prior to, on, or after the Combination Effective Date.

(b)    The parties hereto agree that the limited consent set forth in Section 2(a) hereof shall be limited precisely as written and, except as expressly set forth therein, shall not be deemed to be a consent to or amendment, waiver or modification of any other term or condition of the Existing Agreement or any other Loan Document or a consent to any other transaction.

Section 3.    Limited Waiver.

(a)    Subject to the satisfaction of the terms and conditions set forth in Section 4 hereof, Bank hereby grants a limited waiver of the Specified Defaults.

(b)    The limited waiver in Section 3(a) hereof shall be effective only to the extent specifically set forth therein and shall not (i) be construed as a consent to or waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which Bank have has been informed by Holdings or any Loan Party, (ii) affect the right of Bank to demand compliance by Holdings and each Loan Party with all terms and conditions of this Consent, the Agreement and the other Loan Documents, except as specifically consented to, modified or waived by the terms hereof, (iii) be deemed a consent to or waiver of any future transaction or action on the part of Holdings or any Loan Party requiring Bank’s consent or approval under this Consent, the Agreement or the other Loan Documents, or (iii) except as set forth specifically herein, diminish, prejudice or waive any of Bank’s rights and remedies under this Consent, the Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and Bank hereby reserves all of such rights and remedies.

Section 4.    Conditions Precedent.

(a)    The limited consent set forth in Section 2(a) hereof shall become effective upon satisfaction of the following conditions:

(i)       Bank shall have received, in form and substance satisfactory to Bank:

(1)    a duly executed copy of this Consent; and

(2)    a duly executed copy of the Combination Agreement, together with all exhibits, annexes and schedules thereto.

(ii)      There being no outstanding Advances as of the date hereof and no Advances requested as of the date hereof.

(iii)     The Loan Parties shall have paid all fees, costs and expenses due, payable and invoiced under this Consent, the Existing Agreement and the other Loan Documents on the date hereof.

(iv)     Bank shall have received such other documents or agreements as Bank may reasonably request in accordance with Section 6.11 of the Agreement.

(v)      (x) The representations and warranties contained herein, in the Agreement and in each other Loan Document shall be true and correct in all respects on and as of such date, and (y) no Default or Event of Default shall have occurred and be continuing.

(b)    The limited waiver set forth in Section 3(a) hereof shall become effective upon satisfaction of the following conditions:

(i)       Bank shall have received, in form and substance satisfactory to Bank:

(1)    evidence that the Combination shall have occurred in accordance with the terms and provisions of the Combination Agreement, which shall not have been amended since the date of the Combination Agreement;

(2)    a duly executed Assignment Agreement; and

(3)    such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

(ii)      (x) The representations and warranties contained herein, in the Agreement and in each other Loan Document shall be true and correct in all respects on and as of the Combination Effective Date, and (y) no Default or Event of Default shall have occurred and be continuing.

(iii)     There being no outstanding Advances as of the Combination Effective Date and no Advances requested as of the Combination Effective Date.

(iv)     The Loan Parties shall have paid all fees, costs and expenses due, payable and invoiced under this Consent, the Existing Agreement and the other Loan Documents on the Combination Effective Date.

(v)      Bank shall have received such other documents or agreements as Bank may reasonably request in accordance with Section 6.11 of the Agreement.

Section 5.    Representations and Warranties. Holdings and each Loan Party, as of the date hereof and as of the Combination Effective Date, represents and warrants to Bank, both immediately prior to and after giving effect to the limited consent set forth in Section 2(a) hereof and/or the limited waiver set forth in Section 3(a) hereof, on the applicable date, that:

(a)    the execution, delivery and performance by such Loan Party or Holdings of this Consent are within such Loan Party’s or Holdings’ powers, have been duly authorized, and (i) are not in conflict with nor constitute a breach of any provision contained in such Loan Party’s or Holdings’ Operating Documents, (ii) do not contravene, conflict with, constitute a default under or violate any material requirement of applicable law, (iii) do not contravene, conflict or violate any applicable order, writ, judgment injunction, decree, determination or award of any Governmental Authority in the United States by which Holdings or any Loan Party or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) do not require any action by, filing, registration, or qualification with, or approval from, any Governmental Authority in the United States (except such approvals which have already been obtained and are in full force and effect), and (v) do not constitute an event of default under any material agreement by which such Loan Party or Holdings is bound;

(b)    neither Holdings nor any Loan Party is in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect;

(c)    this Consent has been duly executed and delivered by Holdings and each Loan Party. This Consent constitutes a legal, valid and binding obligation of Holdings and such Loan Party, enforceable against Holdings and such Loan Party in accordance with its terms;

(d)    the representations and warranties of Holdings and each Loan Party contained in the Agreement and in any other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all respects as of such earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date), and the representations and warranties contained in Section 5.7(c) of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.2(a)(ii) of the Agreement; and

(e)    no Default or Event of Default has occurred and is continuing.

Section 6.   No Advances. Notwithstanding anything herein or in any other Loan Document to the contrary, the parties hereto agree that, commencing on the date hereof, no Advances shall be requested and Bank shall have no commitment or obligation to make any Advances until the occurrence of the Amendment Effective Date (as hereinafter defined). For purposes hereof, the term “Amendment Effective Date” means the first date upon which all of the following shall have occurred: (i) Holdings and each Loan Party shall have entered into such amendments to the Agreement and other Loan Documents in respect of the Combination and Assumption, all as requested by Bank and in form and substance satisfactory to Bank (in its sole discretion) (collectively, the “Post-Closing Amendments”), (ii) Holdings and each Loan Party shall have delivered (or caused to be delivered) to Bank such Pledge Agreements and such other Collateral-related instruments, documents and financing statements in respect of the Combination, the Assumption and the Post-Closing Amendments, all as requested by Bank and in form and substance satisfactory to Bank (in its sole discretion), and (iii) Holdings and each Loan Party shall have delivered (or caused to be delivered) to Bank such opinions, officer and secretary certificates, corporate and limited liability company authority documents and such other documents in connection with the matters referenced in the foregoing clauses (i) and (ii), all as requested by Bank and in form and substance satisfactory to Bank (in its sole discretion). From the date hereof until the Amendment Effective Date, the unused facility fee shall continue to accrue and be paid in accordance with Section 2.5(b) of the Agreement, notwithstanding that Bank has no commitment or obligation to make Advances during such period.

Section 7.   Ratification. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Agreement to Bank as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Obligations continue to be and remain collateral security for the Obligations from and after the date hereof. Each Loan Party hereby acknowledges and agrees that the Agreement and all other Loan Documents remain in full force and effect, and each Loan Party confirms and ratifies all of its Obligations thereunder.

Section 8.   Miscellaneous. Except as otherwise expressly set forth herein, nothing in this Consent shall be deemed to constitute an amendment, consent, modification or waiver of any provision of the Agreement nor shall anything contained herein be deemed to imply any willingness of Bank to agree to, or otherwise prejudice any rights of Bank with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Consent shall not be construed as a waiver of any other provision of the Loan Documents or to permit any Loan Party to take any other action which is prohibited by the terms of the Agreement or the other Loan Documents. Each reference in the Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Agreement or any other Loan Document shall mean and refer to such agreement as supplemented by this Consent. This Consent is a Loan Document. This Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. This Consent and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) arising out of or relating thereto and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law principles except Title 14 of Article 5 of the New York General Obligations law. The words “execution,” “signed,” “signature” and words of like import in this Consent or any other document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

Section 9.    Post-Closing Covenant. Within 30 days of the Combination Effective Date (which date may be extended by express written consent (which may be e-mail) of Bank in its sole discretion, the “Post-closing Deadline”), the Amendment Effective Date shall have occurred. If the Amendment Effective Date does not occur by the Post-closing Deadline, there shall be an immediate Event of Default as of such Post-closing Deadline.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first above written.

LOAN PARTIES

AVEPOINT US, LLC (f/k/a Athena Technology Merger Sub 2, LLC),

By:
Name: Brian Michael Brown
Title: Chief Operating Officer and General Counsel

AVEPOINT PUBLIC SECTOR, INC.

By:
Name: Brian Michael Brown
Title: Sole Director

AVEPOINT HOLDINGS USA, LLC

By:
Name: Brian Michael Brown
Title: Manager

HOLDINGS

AVEPOINT, INC. (f/k/a Apex Technology Acquisition Corporation)

By:
Name: Brian Michael Brown
Title: Chief Operating Officer and General Counsel

Signature Page to HSBC/AvePoint Limited Consent and Waiver

BANK

HSBC VENTURES USA INC.

By:
Name:
Title:

Signature Page to HSBC/AvePoint Limited Consent and Waiver

ANNEX A

Assignment Agreement

[See attached.]